                                  THE UBS FUNDS

                Supplement to Prospectus dated September 30, 2002


                                                                January 23, 2003


Dear Investor,

     The following text replaces the applicable line item in the chart captioned "Class A Sales Charges" that appears on page 72 of the Prospectus.

                                                                    REALLOWANCE TO
AMOUNT OF                      SALES CHARGE AS A PERCENTAGE OF:     SELECTED DEALERS AS
                                                                    PERCENTAGE
INVESTMENT               OFFERING PRICE     NET AMOUNT INVESTED     OF OFFERING PRICE
----------               --------------     -------------------     -----------------
$100,000 to $249,999              3.50%                   3.63%                 3.00%

                                                                 Item No. ZS-165